Toews Tactical Opportunity Fund

THSMX

Summary Prospectus

August 28, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 28, 2019, along with the Fund’s annual report dated April 30, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://toewscorp.com/mutual-funds-2/. You can also obtain these documents at no cost by calling 1-877-558-6397 or by sending an email request to OrderToews@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ToewsCorp.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objectives: The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.39%
Acquired Fund Fees and Expenses (1)	0.05%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement (2)	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any (i) front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the adviser) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the adviser.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$442	$774	$1,712

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 565% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in equity index futures contracts on equity indices compromised of U.S. small and mid-cap issuers, ETFs, small and mid-cap stocks, as well as fixed income securities and cash equivalents. The Fund defines small and mid-cap common stock securities as those securities included in the S&P Small-Cap 600 Index, S&P 500 Small-Cap 600 Growth Index, Russell 2000 Index, Russell 2000 Growth Index, MSCI US Small-Cap Growth Index and S&P Mid-Cap 400 Index, and securities of other broad-based US small and mid-cap stock indices. The Fund may also invest in stocks of U.S. small and mid-cap issuers and exchange traded funds (“ETFs”) that invest in such issuers. Fixed-income securities and cash equivalents (such as US Treasury securities) may be of any duration or maturity. The Fund may also invest in futures contracts on such fixed-income securities and US Treasury securities.

The adviser employs what it defines as a “hedging” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US small and mid-cap stock indices. The Fund’s level of economic exposure will range from 0% to 125% of the adviser’s expected total return of said indices. The adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the US small and mid-cap stock indices.

In seeking to provide some downside protection, the Fund employs an options strategy. In favorable markets, the Fund purchases out of the money put options on broad-based market and futures market indices. The value of such put options will increase during market declines and may help reduce the Fund’s potential losses during such periods. In unfavorable markets, the Fund will close out those option positions. Additionally, the Fund may purchase call options on broad-based market and futures market indices during unfavorable markets. The value of such call options will increase during rising markets and may help the Fund capture positive returns that otherwise may have been missed in a rising market.

Generally, the adviser does not attempt to evaluate individual securities. The adviser uses technical analysis of small and mid-cap equity markets. The adviser monitors, including monitoring price movements and momentum, emerging markets in an effort to identify the proper weighting of the Fund’s portfolio. The adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based US small and mid-cap stock indices. The adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the adviser’s determination of the appropriate exposure level to said indices. Equity index futures contracts trade on margin. To gain exposure to an Equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Fund’s adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Principal Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

  Derivatives Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.
  ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
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  Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.
  Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.
  Hedging Risk: When the adviser believes market conditions are unfavorable, the adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.
  Interest Rate Risk: When the Fund invests in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
  Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.
  Management Risk: The ability of the Fund to meet its investment objective is directly related to the adviser’s investment model. The models used by the adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.
  Market Risk: Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Small-Cap and Mid-Cap Risk: Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.
  Options Risk: There are risks associated with the purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.
  Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.
  U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

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Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	3/31/2012	12.27%
Worst Quarter:	9/30/2011	(12.12)%

The total return for Fund shares from January 1, 2019 to June 30, 2019 was 10.21%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Since Inception of the Fund (6-4-10)
Return before taxes	(8.51)%	(3.23)%	1.99%
Return after taxes on distributions	(8.59)%	(3.45)%	1.18%
Return after taxes on distributions and sale of Fund shares	(5.04)%	(2.44)%	1.47%
Russell 2000 Total Return Index* (reflects no deduction for fees, expenses, or taxes)	(11.01)%	4.41%	10.69%
Morningstar US Small Cap Index**	6.35%	8.29%	12.68%
*	The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.
**	The Morningstar Small Cap Index measures the performance of stocks issued by small-capitalization companies that are domiciled or principally traded in the United States.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Randall Schroeder, Chief Operating Officer, Jason Graffius, Head of Research, and Charles Collins, Head of Trading, of the adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2010. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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